Exhibit 10.54

ADDENDUMS
to
VDF FutureCeuticals, Inc.
SENIOR CONVERTIBLE NOTE and
SECURITY AND PLEDGE AGREEMENT

January 4, 2017

Mr. John Hunter
Mr. Randy Wexler
VDF FutureCeuticals, Inc.
2692 N. State Rt. 1-17
Momence, IL 60954

Dear Gentlemen:

Thank you for VDF FutureCeuticals, Inc.'s ('VDF/FC') agreement to amend the Senior Convertible Note ("Note"), as amended, and the Pledge and Security Agreement, as amended, ("PSA") to allow KonaRed Corporation ("'KRED") to enter into line of credit, accounts receivable factoring, or inventory purchase order financing lending arrangements with third parties which may be secured through a pledge of KRED's inventory and/or accounts receivable. This extends the prior authorization related to potential accounts receivable factoring arrangements.

Signing of this letter will form VDF/FC's authorization of the changes recorded below to the Note and PSA and agreement that a third party lender, or lenders, ("Lender(s)") may be provided a first lien on all KRED's accounts receivables and inventory during the term of lending agreement(s) between the Lender(s) and KRED.

VDF/FC also herein agrees it will promptly execute any Inter-creditor Agreement provided to VDF/FC by Lender(s) which affirm VDF/FC's permission for the creation of accounts receivables and inventory liens by the Lender(s).

Agreed amendments are as follow:

KonaRed Corporation 1101 Via Callejon #200, San Clemente, California, USA 92673-4230
Tel 808.212.1553 email: corp-admin@konared.com

Senior Convertible Note - Clause (9)(a) (page 11):

Change from (as previously amended):
(a)       Rank. With the exclusion of all accounts receivables of KonaRed Corporation ("Receivables") during the term of any accounts receivable factoring agreement which is entered into by KonaRed Corporation and an accounts receivable factoring lender ("Lender") which have been pledged by lien to Lender, no Indebtedness of the Company or its Subsidiaries shall rank senior to the payments due under this Note without the prior written consent of the Holder.
To:
(b)       Rank.  No Indebtedness of the Company or its Subsidiaries shall rank senior to the payments due under this Note without the prior written consent of the Holder, with the exception of payments due to any third party lender, or lenders, ("Lender(s)") which are secured through first lien(s) as permitted herein by Holder on the Company's accounts receivables and/or inventory pledged by the Company to the Lender(s) for the purpose(s) of establishing accounts receivable factoring, inventory purchase order financing, and/or line of credit arrangements.

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Security and Pledge Agreement - Article II Grant of Security Interest (page 5):

Change from (as previously amended):

GRANT OF SECURITY INTEREST

With the exclusion of all accounts receivables of KonaRed Corporation ("Receivables") during the term of any accounts receivable factoring agreement which is entered into by KonaRed Corporation and an accounts receivable factoring lender ("Lender") which have been pledged by lien to the Lender, the Grantor hereby pledges, collaterally assigns and grants to Secured Party, a security interest in all of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations.  For the avoidance of doubt, the grant of a security interest herein shall not be deemed to be an assignment of any intellectual property rights owned by the Grantor.

KonaRed Corporation 1101 Via Callejon #200, San Clemente, California, USA 92673-4230
Tel 808.212.1553 email: corp-admin@konared.com

To:
GRANT OF SECURITY INTEREST
With the exclusion of all inventory and/or accounts receivables of KonaRed Corporation during the term of any accounts receivable factoring, purchase order financing, and/or line of credit agreements which may be entered into by KonaRed Corporation and a third party lender, or lenders, ("Lender(s)") which are secured by first liens of the Lender(s) as permitted herein by Secured Party, the Grantor hereby pledges, collaterally assigns and grants to Secured Party, a security interest in all of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations.  For the avoidance of doubt, the grant of a security interest herein shall not be deemed to be an assignment of any intellectual property rights owned by the Grantor.

To formalize VDF/CF's agreement, please sign this letter in the section below and send to  shaun@konared.com and John Dawe at jdawe@konared.com.

Thank you very much for your assistance in this matter.

Very truly yours,

KonaRed Corporation

/s/ Shaun Roberts
Shaun Roberts, Chief Executive Officer

Agreed and Accepted
VDF FutureCeuticals, Inc.

By: /s/ John Hunter
      John Hunter
      Executive Vice President

cc:       Randy Wexler - VDF FC
Kyle Redfield - KonaRed
John Dawe - KonaRed

KonaRed Corporation 1101 Via Callejon #200, San Clemente, California, USA 92673-4230
Tel 808.212.1553 email: corp-admin@konared.com